Exhibit 23.1

                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation into this registration statement of our report dated February 10, 1997 included in the Company's Form 10-K for the year ended December 31, 1996.


                                   ARTHUR ANDERSEN LLP


Roseland, New Jersey
May 19, 1997